UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 --------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 10, 2006



                         Morton's Restaurant Group, Inc.
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             (Exact name of registrant as specified in its charter)




                                    Delaware
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                 (State or other jurisdiction of incorporation)



           1-12692                               13-3490149
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   (Commission File Number)           (IRS Employer Identification No.)


                       325 North LaSalle Street, Suite 500
                             Chicago, Illinois 60610
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              (Address of principal executive offices and zip code)


                                 (312) 923-0030
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              (Registrant's telephone number, including area code)


                                       N/A
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 8.01 Other Events

On March 10, 2006, Morton's Restaurant Group, Inc. (the "Company")issued a press release announcing that Wachovia Capital Markets, LLC, as representative of the several underwriters of the Company's recent initial public offering, exercised the underwriters' over-allotment option to purchase 801,950 additional shares of the Company's common stock, par value $0.01 per share. A copy of the Company's press release relating to the underwriters' exercise of the over-allotment option is attached hereto as Exhibit 99.1.

This report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Item 9.01   Financial Statements and Exhibits

         (d)  Exhibits.

              Exhibit 99.1 Press Release dated March 10, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Morton's Restaurant Group, Inc.



Date:  March 10, 2006                   /s/ Thomas J. Baldwin
                                        --------------------------------
                                        Thomas J. Baldwin
                                        Chairman, Chief Executive Officer and
                                        President